UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

June 18, 2012

P.F. Chang’s China Bistro, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25123	86-0815086
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

7676 E. Pinnacle Peak Road, Scottsdale, Arizona	85255
(Address of principal executive offices)	(Zip Code)

(480) 888-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements include, but are not limited to, statements related to the proposed offering of senior notes by Wok Acquisition Corp., the proposed acquisition of registrant by investment funds sponsored by Centerbridge Partners, L.P. and the financing thereof. These forward-looking statements involve known and unknown risks, uncertainties and other factors discussed in the filings with the Securities and Exchange Commission of the registrant. Any forward-looking statements speak only as of the date of this report and, except to the extent required by applicable securities laws, the registrant expressly disclaims any obligation to update or revise any of them to reflect actual results, any changes in expectations or any change in events. If the registrant does update one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward-looking statements.

In connection with a senior notes offering by Wok Acquisition Corp. (“Wok”), P.F. Chang’s China Bistro, Inc. (the “Company” or “P.F. Chang’s”) is disclosing under this Item 8.01 of this Current Report on Form 8-K the information included in Exhibit 99.1. This information, some of which has not been previously reported (including the Offering Memorandum Summary, non-GAAP financial measures (EBITDA, Adjusted EBITDA and Adjusted EBITDAR) and a reconciliation of such non-GAAP financial measures, and certain unaudited pro forma financial information) is excerpted from the Confidential Preliminary Offering Memorandum, dated June 18, 2012, that is being circulated in connection with the senior notes offering by Wok. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the senior notes being offered by Wok.

The excerpts from the Confidential Preliminary Offering Memorandum, dated June 18, 2012, attached hereto as Exhibit 99.1 and incorporated herein by reference, is being provided for informational purposes for interested investors.

Item 9.01.	Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

This information, including the pro forma financial information, was prepared by Wok in connection with the senior notes offering by Wok and was not prepared by the Company. The pro forma financial information was prepared by Wok with financial information provided by the Company, but the Company makes no representation or warranty as to the accuracy or completeness of the information included in this Item 9.01 and in the accompanying Exhibit 99.1.

(d)	Exhibits.

Exhibit	Description

99.1	Excerpts from the Wok Acquisition Corp. Confidential Preliminary Offering Memorandum, dated June 18, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P.F. Chang’s China Bistro, Inc (Registrant)

Date: June 18, 2012	By:	/s/ MARK D. MUMFORD
Name: Mark D. Mumford
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Excerpts from the Wok Acquisition Corp. Confidential Preliminary Offering Memorandum, dated June 18, 2012.

4